1095 Avenue of the Americas New York, NY 10036-6797 +1 212 698 3500 Main +1 212 698 3599 Fax www.dechert.com
STEPHEN H. BIER Stephen.bier@dechert.com +1 212 698 3889 Direct +1 212 698 3599 Fax

September 3, 2019

VIA EDGAR

United States Securities and Exchange Commission

Division of Investment Management

100 F Street, N.E.

Washington, DC 20549

Re:	Eagle Growth and Income Opportunities Fund
Preliminary Proxy Statement on Schedule 14A

Ladies and Gentlemen:

Eagle Growth and Income Opportunities Fund, a Delaware statutory trust (the “Fund”), has today filed with the Securities and Exchange Commission a Preliminary Proxy Statement on Schedule 14A pursuant to the rules and regulations of the Securities Exchange Act of 1934, as amended, for the Fund’s annual meeting of shareholders (the “Shareholder Meeting”) to be held on October 25, 2019.

At the Shareholder Meeting, shareholders will be asked to (i) elect two Class III Trustees of the Fund; (ii) approve a new advisory agreement between the Fund and THL Credit Advisors LLC and a new sub-advisory agreement between THL Credit Advisors LLC and Eagle Asset Management, Inc.; and (iii) take action on a shareholder proposal submitted in December 2018 requesting that the Fund take the steps necessary to terminate all advisory, sub-advisory and management agreements then in effect with Four Wood Capital Advisors, LLC and Eagle Asset Management, Inc.

Definitive copies of the proxy materials are currently expected to be mailed to shareholders starting on or about September 23, 2019. If you have any questions relating to this filing, please do not hesitate to contact me at 212.698.3889. Thank you for your cooperation and attention to this matter.

Sincerely,

/s/ Stephen H. Bier

Stephen H. Bier